UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

PCM Fund, Inc.

Annual Report

December 31, 2009

PCM Fund, Inc. Letter to Shareholders

February 18, 2010

Dear Shareholder:

Please find enclosed the annual report for PCM Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2009.

Bond market leadership shifted during the 12-month reporting period as stocks and corporate bonds returned to favor with investors who began reducing exposure to low-yielding government bonds and adding other asset classes to their portfolios. In this environment, U.S. Treasury securities underperformed, as represented by the Barclays Capital U.S. Treasury Index, declining 3.57% for the 12-month reporting period. The Barclays Capital Mortgage Index, a broad measure of mortgage bond performance, returned 5.75%. Commercial mortgage-backed securities (“CMBS”) staged a robust rally with AAA CMBS returning 27.17% for the fiscal year and BBB CMBS returning 34.55%. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bond performance, returned 5.93% for the reporting period. The Barclays Capital U.S. Credit Index, a measure of corporate bond performance, returned 16.04% for the fiscal year ended December 31, 2009.

The Federal Reserve held benchmark interest rates at an historic low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasury bonds) from commercial banks to encourage lending to consumers and businesses.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder services at (800)254-5197. In addition, a wide range of information and resources can be accessed through our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

12.31.09	PCM Fund, Inc. Annual Report	1

PCM Fund, Inc. Fund Insights/Performance & Statistics

December 31, 2009 (unaudited)

•	For the fiscal year ended December 31, 2009, the Fund returned 57.78% on net asset value (“NAV”) and 52.01% on market price.
•

Commercial mortgage-backed securities (“CMBS”) has measured by the Barclays CMBS Index, had mixed performance across the capital structure with more senior securities underperforming lower rated securities, particularly BBBs. Despite the sell-off in Treasury rates, AAA CMBS returned 27.17% for the fiscal year, while lower rated fixed-rate BBB CMBS returned 34.55% for the same period.

•

For most of the fiscal year, CMBS rallied benefiting from their inclusion in the Term Asset-Backed Securities Loan Facility (“TALF”) and the Public-Private Investment Partnership (“PPIP”). Both government programs have restored liquidity to senior tranches. AAA CMBS spreads tightened in excess of 1000 basis points from the wide spreads in the fall of 2008.

•

CMBS fundamentals deteriorated throughout 2009 due to higher delinquencies and loss severities, and a decline in commercial property values. Commercial property prices are now down 43.70% from their peak in October 2007.

•	Drivers of Fund performance:
•	Exposure to high-quality CMBS detracted from relative performance as senior CMBS positioning did not keep pace with the rally in lower rated CMBS.
•

Exposure to financials was positive for performance as confidence in financial institution balance sheets was regained due to supportive government policies, leading to increased liquidity and risk appetite in the credit market

•

Exposure to Senior Non-Agency mortgage-backed securities (“MBS”) contributed positively to performance as the sector rallied due to strong demand from PPIP, a continued absence of new supply, and the improved availability of financing.

•	An underweighting to duration contributed positively to performance as rates sold-off 162 basis points during the fiscal year as economic indicators improved.
•	A curve-steepening bias added to performance on continued concerns of the long-term inflationary impact of government stimulus policy.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	52.01%	57.78%
5 Year	0.73%	1.85%
10 Year	6.10%	5.68%
Commencement of Operations (9/2/93) to 12/31/09	5.92%	6.42%

2	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Fund Insights/Performance & Statistics

December 31, 2009 (unaudited) (continued)

Common Share Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 12/31/09

Market Price/NAV:

Market Price	$7.97
NAV	$7.73
Premium to NAV	3.10%
Market Price Yield(2)	10.54%

Moody’s Ratings

    (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at December 31, 2009.

12.31.09	PCM Fund, Inc. Annual Report	3

PCM Fund, Inc. Schedule of Investments

December 31, 2009

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 117.2%
		Banc of America Commercial Mortgage, Inc., CMO,
	$2,000	5.414%, 9/10/47 (h)	Aaa/AAA	$1,882,375
	700	6.29%, 6/11/35 (a)(c)	Ba1/BBB+	569,693
	2,500	7.224%, 4/15/36, VRN (h)	A1/NR	2,392,342
	2,210	8.258%, 11/15/31 VRN (h)	Aa1/AA+	2,135,479
	2,000	Banc of America Large Loan, Inc., 0.983%, 8/15/29, CMO, FRN (a)(c)	Aaa/AA	1,225,675
	1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(c)(e)	Aaa/NR	624,513
		Bear Stearns Commercial Mortgage Securities, CMO,
	1	5.06%, 11/15/16	Aaa/AAA	1,260
	3,000	5.694%, 6/11/50, VRN (h)	NR/A+	2,633,912
	2,000	5.719%, 6/11/40, VRN	Aaa/NR	1,822,463
	1,000	5.811%, 5/11/39, VRN (a)(c)	NR/BBB+	707,323
	2,000	5.991%, 9/11/42, VRN (a)(c)	NR/BB+	491,291
	1,332	6.50%, 2/15/32 (c)	NR/BB	983,390
	1,258	6.625%, 10/15/32 (a)(c)	NR/B	191,546
	1,747	CBA Commercial Small Balance Commercial Mortgage,
		5.54%, 1/25/39, CMO (a)(c)(e)	A2/BBB-	972,240
	1,500	Chase Commercial Mortgage Securities Corp.,
		6.887%, 10/15/32, CMO (a)(c)	NR/BB+	1,207,812
	2,500	Citigroup Commercial Mortgage Trust, 5.70%, 12/10/49, CMO, VRN (h)	Aaa/AA	2,236,055
	4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.322%, 12/11/49, CMO (h)	Aaa/A-	3,490,719
	3,000	Commercial Capital Access One, Inc., 7.971%, 11/15/28, CMO, VRN (a)(c)	NR/NR	1,044,185
		Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	1,500	6.586%, 7/16/34 (h)	Aaa/AAA	1,578,506
	2,893	6.83%, 2/14/34, VRN (h)	Aaa/NR	2,935,194
	1,500	6.938%, 7/16/34, VRN	Aa2/A+	1,236,938
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	22,664	1.00%, 12/15/35, IO, VRN (a)(c)(h)	NR/AAA	748,443
	3,000	6.574%, 12/15/35 (h)	Aaa/AAA	3,053,515
	2,000	7.46%, 1/17/35, VRN (c)	NR/NR	2,106,057
		Credit Suisse Mortgage Capital Certificates, CMO,
	1,100	0.403%, 10/15/21, FRN (a)(c)	Aa1/AAA	848,604
	5,000	5.467%, 9/15/39 (h)	Aaa/AAA	4,294,574
	375	6.50%, 5/25/36	Caa2/CCC	195,778
	1,806	CVS Pass-Through Trust, 5.88%, 1/10/28 (h)	Baa2/BBB+	1,694,013
	1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO	NR/AA-	1,683,005
	4,309	FFCA Secured Lending Corp., 1.00%, 9/18/27, CMO, IO, VRN (a)(c)	Aaa/NR	88,115
	2,000	First Union-Lehman Brothers-Bank of America, 6.778%, 11/18/35, CMO (h)	Aaa/AAA	2,109,675
	1,000	First Union-National Bank-Bank of America Commercial Mortgage Trust,
		6.00%, 1/15/11, CMO (a)(c)	Ba3/NR	617,379
		GMAC Commercial Mortgage Securities, Inc., CMO,
	268	6.50%, 5/15/35	Aaa/AAA	267,680
	2,000	6.50%, 5/15/35 (c)	NR/BBB	2,015,976
	1,500	6.984%, 5/15/30, VRN (a)(c)	NR/NR	777,520
	1,500	8.051%, 9/15/35, VRN (a)(c)	NR/NR	1,425,694

4	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Schedule of Investments

December 31, 2009 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
		Greenwich Capital Commercial Funding Corp., CMO,
	$1,500	5.419%, 1/5/36, VRN (a)(c)	A2/A+	$1,275,684
	2,000	5.444%, 3/10/39	Aaa/A	1,771,591
		GS Mortgage Securities Corp. II, CMO,
	2,000	1.285%, 3/6/20, FRN (a)(c)	NR/BBB	1,628,104
	5,750	5.56%, 11/10/39 (h)	Aaa/NR	5,047,842
	3,480	7.397%, 8/5/18, VRN (a)(c)	Baa2/NR	2,583,683
		JPMorgan Chase Commercial Mortgage Securities Corp, CMO,
	3,000	0.683%, 7/15/19, FRN (a)(c)(h)	Aa2/NR	2,152,522
	9,485	1.00%, 3/12/39, IO, VRN (a)(c)(h)	Aaa/NR	305,874
	1,400	5.746%, 2/12/49, VRN	Aaa/A+	1,228,382
	1,195	5.794%, 2/12/51, VRN	Aaa/A+	1,045,360
	1,120	5.818%, 6/15/49, VRN	Aaa/A-	978,116
	1,150	5.99%, 2/15/51, VRN	Aaa/A-	1,129,135
	2,000	6.162%, 5/12/34 (h)	Aaa/NR	2,106,853
	716	JPMorgan Mortgage Trust, 4.067%, 7/25/35, CMO, FRN	B1/AAA	644,330
	950	LB Commercial Conduit Mortgage Trust,
		5.950%, 7/15/44, CMO, VRN	Aaa/A	787,710
		LB-UBS Commercial Mortgage Trust, CMO,
	1,278	5.347%, 11/15/38 (h)	NR/AAA	1,174,173
	1,500	5.683%, 7/15/35 (a)(c)	Ba1/BBB-	638,900
	1,572	6.95%, 3/15/34, VRN (a)(c)	A1/A	1,344,137
	2,000	7.29%, 9/15/34 (a)(c)	A2/NR	1,878,663
		Merrill Lynch Countrywide Commercial Mortgage Trust, CMO,
	1,500	5.485%, 3/12/51, VRN (h)	Aaa/NR	1,224,031
	2,300	5.70%, 9/12/49	NR/A+	1,957,545
	2,000	5.957%, 8/12/17, VRN	NR/B+	401,532
	1,500	Merrill Lynch Mortgage Investors, Inc.,
		7.062%, 12/15/30, CMO, VRN (h)	A3/AA+	1,502,917
		Morgan Stanley Capital I, CMO,
	2,000	5.447%, 2/12/44, VRN	Aaa/A	1,757,253
	315	5.692%, 4/15/49, VRN	Aaa/A-	266,219
	558	5.809%, 12/12/49	NR/A+	476,428
	1,946	Nationslink Funding Corp., 7.105%, 1/20/13, CMO, VRN (a)(c)	NR/BBB+	2,055,181
		RBSCF Trust, CMO, VRN (a)(c)(e),
	1,000	5.223%, 8/26/47 (b)	Aaa/NR	713,441
	1,000	5.331%, 2/26/44 (b)	Aaa/NR	683,973
	1,000	5.336%, 5/26/47 (b)	Aaa/NR	681,906
	2,744	6.068%, 2/17/51	NR/NR	1,478,302
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	258	7.471%, 1/15/19,	NR/NR	177,040
	265	9.35%, 1/15/19, VRN	NR/NR	73,040
	3,000	TrizecHahn Office Properties, 7.604%, 5/15/16, CMO (a)(c)	Baa1/A	3,105,666
	1,000	UBS Commercial Mortgage Trust, 0.814%, 7/15/24 (a)(b)(c)(i) (acquisition cost-$584,062; purchased 12/10/09)	Aa1/BB+	593,552
		Wachovia Bank Commercial Mortgage Trust, CMO,
	3,000	0.353%, 9/15/21, FRN (a)(c)	A1/A+	2,042,429
	42,463	1.00%, 10/15/41, IO, VRN (a)(c)(h)	Aaa/AAA	787,367

12.31.09	PCM Fund, Inc. Annual Report	5

PCM Fund, Inc. Schedule of Investments

December 31, 2009 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
	$2,500	5.188%, 2/15/41, VRN (a)(c)	Baa2/BBB	$1,215,739
	1,000	5.509%, 4/15/47	Aaa/BBB+	805,033
	1,825	5.902%, 2/15/51, VRN	Aaa/BBB	1,470,327

Total Mortgage-Backed Securities (cost-$118,691,401)				103,478,919

CORPORATE BONDS & NOTES – 39.8%
Airlines – 8.9%
	4,706	American Airlines Pass Through Trust, 6.817%, 5/23/11 (h)	B2/BB-	4,517,760
	537	Northwest Airlines, Inc., 1.019%, 5/20/14, FRN (MBIA) (h)	Baa2/BBB-	451,221
		United Air Lines, Inc., (h),
	1,000	9.75%, 1/15/17	Ba1/BBB	1,020,000
	1,000	10.40%, 11/1/16	Ba1/BBB	1,053,750
	910	United Air Lines Pass Through Trust, 6.636%, 1/2/24 (h)	Ba1/BB+	773,714

				7,816,445

Automotive – 0.9%
	750	Tenneco, Inc., 8.625%, 11/15/14 (h)	Caa2/CCC	760,312

Banking – 3.3%
	1,000	American Express Bank FSB, 0.361%, 5/29/12, FRN (h)	A2/BBB+	974,305
	2,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	Baa3/BBB	1,974,402

				2,948,707

Financial Services – 17.7%
	1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(h)	Baa3/BBB	980,293
		CIT Group, Inc.,
	183	7.00%, 5/1/13	NR/NR	172,402
	275	7.00%, 5/1/14	NR/NR	256,195
	275	7.00%, 5/1/15	NR/NR	247,598
	459	7.00%, 5/1/16	NR/NR	405,786
	642	7.00%, 5/1/17	NR/NR	560,078
	2,000	Citigroup, Inc., 5.00%, 9/15/14 (h)	Baa1/A-	1,930,032
		Ford Motor Credit Co. LLC (h),
	2,000	7.25%, 10/25/11	B3/B-	2,020,628
	500	8.00%, 12/15/16	B3/B-	501,322
	2,000	9.875%, 8/10/11	B3/B-	2,094,812
	500	General Electric Capital Corp., 0.374%, 6/12/12, FRN	Aa2/AA+	482,436
	2,200	International Lease Finance Corp., 4.95%, 2/1/11 (h)	B1/BBB+	2,036,727
	1,000	Merrill Lynch & Co., Inc., 0.744%, 1/15/15, FRN (h)	A2/A	917,773
	1,200	Morgan Stanley, 0.764%, 10/15/15, FRN (h)	A2/A	1,126,917
		SLM Corp., (h),
	1,000	0.512%, 10/25/11, FRN	Ba1/BBB-	936,528
	1,000	8.45%, 6/15/18	Ba1/BBB-	988,217

				15,657,744

Industrial – 0.2%
	250	Dynegy Holdings, Inc., 7.125%, 5/15/18 (h)	B3/B	205,000

Insurance – 5.7%
		American International Group, Inc., (h),
	2,000	4.25%, 5/15/13	A3/A-	1,848,824
	500	5.45%, 5/18/17	A3/A-	405,234

6	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Schedule of Investments

December 31, 2009 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Insurance (continued)
	$900	5.85%, 1/16/18	A3/A-	$739,596
	3,000	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	2,002,500

				4,996,154

Paper/Paper Products – 1.9%
	800	Verso Paper Holdings LLC, 9.125%, 8/1/14 (h)	B2/B-	768,000
	1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (h)	Ba1/BBB-	950,578

				1,718,578

Retail – 1.2%
	1,000	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(b)(c)(i) (acquisition cost-$1,000,000; purchased 12/7/09)	Baa2/BBB+	1,050,378

Total Corporate Bonds & Notes (cost-$31,559,663)				35,153,318

REAL ESTATE ASSET-BACKED SECURITIES – 12.9%
	752	American Home Mortgage Assets, 1.464%, 11/25/46, CMO, FRN	Caa1/BB-	353,138
	282	Ameriquest Mortgage Securities, Inc., 5.856%, 2/25/33, FRN (d)	Ca/D	16,773
	158	Asset Backed Securities Corp. Home Equity, 2.981%, 6/21/29, FRN	Caa1/NR	19,493
	428	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Ca/NR	218,558
	473	Banc of America Funding Corp., 5.831%, 3/20/36, CMO, FRN	B3/BB	301,880
	960	Banc of America Mortgage Securities, Inc., 5.187%, 6/25/35, CMO, FRN	Ba3/NR	760,705
	668	Bear Stearns Adjustable Rate Mortgage Trust,
		4.785%, 5/25/34, CMO, FRN (h)	A2/A+	597,697
		Bear Stearns Alt-A Trust, CMO,
	477	4.323%, 9/25/34, VRN	A2/AAA	310,951
	347	5.487%, 7/25/35, FRN	Ba1/CCC	232,666
	2,000	5.711%, 8/25/36, VRN	Caa3/CC	786,618
	376	5.804%, 5/25/36, VRN	Caa2/CCC	198,714
	898	6.25%, 8/25/36, VRN	Caa2/CCC	569,063
	330	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO	Caa1/CCC	250,498
	107	CDC Mortgage Capital Trust, 5.331%, 3/25/33, FRN	C/D	1,395
	1,086	Citigroup Mortgage Loan Trust, Inc., 5.188%, 9/25/35, CMO, VRN	NR/B-	821,089
	406	Countrywide Alternative Loan Trust, 6.00%, 11/25/35, CMO	Caa2/CCC	308,921
	213	Credit Suisse First Boston Mortgage Securities Corp.,
		7.00%, 2/25/33, CMO	Aaa/AAA	210,394
	469	Credit Suisse Mortgage Capital Certificates, 5.896%, 4/25/36, CMO	Caa1/CCC	319,560
	145	EMC Mortgage Loan Trust, 0.881%, 2/25/41, FRN (a)(c)	NR/NR	114,358
	408	First Horizon Alternative Mortgage Securities, 5.383%, 8/25/35, CMO, FRN	B1/B-	93,925
	201	First Horizon Asset Securities, Inc., 5.008%, 4/25/35, CMO, FRN	Aaa/AAA	177,445
	289	GSAA Trust, 0.501%, 6/25/35, FRN	Aa3/AAA	169,090
	73	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	Baa3/NR	68,612
		MLCC Mortgage Investors, Inc., CMO, FRN,
	619	0.441%, 7/25/30	Aa2/AAA	438,465
	216	0.481%, 11/25/35	A1/AA+	155,630
	742	0.481%, 11/25/35	A3/AA	561,458
	541	0.561%, 11/25/29	Aaa/AAA	421,043
	791	Morgan Stanley Mortgage Loan Trust, 3.574%, 1/25/35, CMO, VRN	NR/CCC	104,744

12.31.09	PCM Fund, Inc. Annual Report	7

PCM Fund, Inc. Schedule of Investments

December 31, 2009 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
	$1,000	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	C/CCC-	$160,995
		Ocwen Residential MBS Corp., CMO, VRN (a)(c)(e),
	307	6.877%, 6/25/39	NR/NR	1,518
	2,517	7.00%, 10/25/40	B3/NR	284,395
	798	Residential Accredit Loans, Inc., 6.00%, 8/25/35, CMO	NR/B-	590,759
	728	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/CCC	516,124
	334	Sequoia Mortgage Trust, 0.433%, 7/20/36, CMO, FRN	Ba3/AAA	246,262
	68	Structured Asset Investment Loan Trust, 4.731%, 10/25/33, FRN	Caa2/CCC	4,080
		TBW Mortgage Backed Pass Through Certificates,
	432	6.00%, 7/25/36, CMO	NR/D	267,894
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	770,999

Total Real Estate Asset-Backed Securities (cost-$12,854,956)				11,425,909

MUNICIPAL BONDS & NOTES – 2.7%
Arkansas – 0.7%
	880	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, 7.20%, 3/1/32, Ser. B	NR/NR	626,094

Iowa – 0.4%
	345	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B	NR/NR	362,895

Virginia – 0.7%
	620	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	576,203

West Virginia – 0.9%
	960	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	768,010

Total Municipal Bonds & Notes (cost-$2,737,449)				2,333,202

ASSET-BACKED SECURITIES – 1.4%
	1,214	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,074,708
	131	PPM America High Yield CBO Ltd., 1.334%, 6/1/11 (b)(e)	NR/NR	58,579
	1,856	UPS Capital Business Credit, 5.983%, 4/15/26, ABS, FRN (c)	C/NR	93,965

Total Asset-Backed Securities (cost-$3,099,114)				1,227,252

U.S. GOVERNMENT AGENCY SECURITIES – 0.6%
Federal Housing Administration – 0.0%
	40	8.36%, 1/1/12 (e)	Aaa/AAA	40,161

Freddie Mac – 0.6%
	4	0.141%, 2/1/11, FRN (f)	Aaa/AAA	3,998
	245	0.327%, 3/9/11, FRN	Aaa/AAA	245,473
	268	0.381%, 4/1/11, FRN (f)	Aaa/AAA	268,481

				517,952

Total U.S. Government Agency Securities (cost-$540,508)				558,113

8	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Schedule of Investments

December 31, 2009 (continued)

Shares
COMMON STOCK – 0.5%
Energy – 0.0%
	1,294	Semgroup L.P. (g)		$33,314

Financial Services – 0.5%
	15,786	CIT Group, Inc. (g)		435,852

Total Common Stock (cost-$304,123)				469,166

Principal Amount (000s)
U.S. TREASURY BONDS & NOTES (f) – 0.3%
	$228	1.00%, 9/30/11 (cost-$228,308)		228,009

Shares
WARRANTS – 0.0%
Energy – 0.0%
	1,362	Semgroup L.P., expires 11/14/30 (g) (cost-$6,128)		6,128

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 3.5%
Corporate Notes – 3.1%
Financial Services – 2.4%
		International Lease Finance Corp.,
	$100	0.482%, 5/24/10, FRN	B1/BBB+	97,233
	2,100	4.875%, 9/1/10 (h)	B1/BBB+	2,017,439

				2,114,672

Insurance – 0.7%
	600	American International Group, Inc., 4.70%, 10/1/10 (h)	A3/A-	599,679

Total Corporate Notes (cost-$2,605,054)				2,714,351

Repurchase Agreement – 0.4%
	333	State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $333,000; collateralized by U.S. Treasury Bills, 0.114%, due 5/6/10, valued at $339,864 including accrued interest (cost-$333,000)		333,000

Total Short-Term Investments (cost-$2,938,054)				3,047,351

Total Investments (cost-$172,959,704) – 178.9%				157,927,367

Other liabilities in excess of other assets – (78.9)%				(69,637,467)

Net Assets—100%				$88,289,900

12.31.09	PCM Fund, Inc. Annual Report	9

PCM Fund, Inc. Notes to Schedule of Investments

December 31, 2009 (continued)

Notes to Schedule of Investments:

*	Unaudited.
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $46,280,136, representing 52.4% of net assets.
(b)	Illiquid.
(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	In default.
(e)	Fair-Valued – Securities with an aggregate value of $5,539,028, representing 6.3% of net assets. See Note 1(b) in the Notes to Financial Statements.
(f)	All or partial amount segregated as collateral for swaps.
(g)	Non-income producing.
(h)	All or partial amount segregated as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such securities is $1,584,062. The aggregate market value of $1,643,930 is approximately 1.9% of net assets.

Glossary:

ABS	-	Asset-Backed Securities
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2009.
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2009.

10	PCM Fund, Inc. Annual Report	12.31.09	See Accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (cost-$172,959,704)	$157,927,367
Cash	192,940
Interest receivable	1,478,848
Unrealized appreciation of swaps	406,163
Receivable for investments sold	403,333
Receivable for principal paydowns	31,405
Receivable from broker	18,020
Prepaid expenses	1,580
Total Assets	160,459,656

Liabilities:
Payable for reverse repurchase agreements	68,688,053
Dividends payable to shareholders	2,168,439
Payable for investments purchased	403,955
Swap premiums received	397,607
Unrealized depreciation of swaps	260,952
Investment management fees payable	105,867
Interest payable for reverse repurchase agreements	29,642
Accrued expenses	115,241
Total Liabilities	72,169,756
Net Assets	$88,289,900

Composition of Net Assets :
Common Stock:
Par value ($0.001 per share, applicable to 11,414,952 shares issued and outstanding)	$11,415
Paid-in-capital in excess of par	152,809,122
Undistributed net investment income	226,152
Accumulated net realized loss	(49,869,663)
Net unrealized depreciation of investments and swaps	(14,887,126)
Net Assets	$88,289,900
Net Asset Value Per Share	$7.73

See Accompanying Notes to Financial Statements	12.31.09	PCM Fund, Inc. Annual Report	11

PCM Fund, Inc. Statement of Operations

Year ended December 31, 2009

Investment Income:
Interest	$11,132,517

Expenses:
Investment management fees	995,772
Interest expense	693,975
Shareholder communications	62,471
Audit and tax services	43,214
Transfer agent fees	40,001
Custodian and accounting agent fees	31,260
New York Stock Exchange listing fees	21,303
Legal fees	18,937
Directors’ fees and expenses	4,676
Insurance expense	2,637
Miscellaneous	2,323
Net expenses	1,916,569

Net Investment Income	9,215,948

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(10,783,498)
Swaps	(1,701,493)
Net change in unrealized appreciation/depreciation of:
Investments	36,202,722
Swaps	1,263,501
Net realized and change in unrealized gain on investments and swaps	24,981,232
Net Increase in Net Assets Resulting from Investment Operations	$34,197,180

12	PCM Fund, Inc. Annual Report	12.31.09	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Changes in Net Assets

	Year ended December 31,
	2009	2008
Investment Operations:
Net investment income	$9,215,948	$5,505,191
Net realized gain (loss) on investments and swaps	(12,484,991)	5,470,278
Net change in unrealized appreciation/depreciation of investments and swaps	37,466,223	(60,577,934)
Net increase (decrease) in net assets resulting from investment operations	34,197,180	(49,602,465)
Dividends to Shareholders from net investment income	(11,743,224)	(13,069,472)

Capital Share Transactions:
Reinvestment of dividends	264,306	151,216
Total increase (decrease) in net assets	22,718,262	(62,520,721)

Net Assets:
Beginning of year	65,571,638	128,092,359
End of year (including undistributed (dividend in excess of) net investment income of $226,152 and $(1,453,475) respectively)	$88,289,900	$65,571,638

Shares Issued in Reinvestment of Dividends	41,000	18,269

See Accompanying Notes to Financial Statements	12.31.09	PCM Fund, Inc. Annual Report	13

PCM Fund, Inc. Statement of Cash Flows

Year ended December 31, 2009

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$34,197,180
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash used for operating activities:
Purchases of long-term investments	(95,837,255)
Proceeds from sales of long-term investments	76,281,825
Sales of short-term portfolio investments, net	15,475,518
Net change in unrealized appreciation/depreciation of investments and swaps	(37,466,223)
Net realized loss on investments and swaps	12,484,991
Net amortization on investments	(2,006,099)
Increase in receivable for investments sold	(158,642)
Decrease in interest receivable	102,870
Increase in receivable for paydown principal	(24,263)
Increase in receivable from broker	(18,020)
Decrease in prepaid expenses	491
Decrease in payable for investments purchased	(1,219,095)
Decrease in payable to brokers for cash collateral received	(5,622,863)
Decrease in swap premiums received	(8,409,172)
Increase in investment management fees payable	31,875
Decrease in interest payable for reverse repurchase agreements	(51,679)
Decrease in accrued expenses	(42,393)
Net cash used for operating activities	(12,280,954)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	22,445,553
Cash dividends paid (excluding reinvestment of dividends of $264,306)	(12,835,412)
Net cash provided by financing activities	9,610,141
Net decrease in cash	(2,670,813)
Cash at beginning of year	2,863,753
Cash at end of year	$192,940

The Fund paid $745,654 in cash for interest on reverse repurchase agreements.

14	PCM Fund, Inc. Annual Report	12.31.09	See accompanying Notes to Financial Statements

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.001 par value common stock authorized.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

12.31.09	PCM Fund, Inc. Annual Report	15

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at December 31, 2009 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/09
Investments in Securities – Assets
Mortgaged-Backed Securities	—	$98,324,544	$5,154,375	$103,478,919
Corporate Bonds & Notes:
Airlines	—	4,517,760	3,298,685	7,816,445
All Other	—	27,336,873	—	27,336,873
Real Estate Asset-Backed Securities	—	11,139,996	285,913	11,425,909
Municipal Bonds & Notes	—	2,333,202	—	2,333,202
Asset-Backed Securities	—	1,168,673	58,579	1,227,252
U.S. Government Agency Securities	—	517,952	40,161	558,113
Common Stock:
Energy	—	—	33,314	33,314
Financial Services	$435,852	—	—	435,852
U.S. Treasury Bonds & Notes	—	228,009	—	228,009
Warrants	—	—	6,128	6,128
Short-Term Investments	—	3,047,351	—	3,047,351

Total Investments in Securities – Assets	$435,852	$148,614,360	$8,877,155	$157,927,367

Other Financial Instruments*	—	$145,211	—	$145,211

Total Investments	$435,852	$148,759,571	$8,877,155	$158,072,578

16	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2009, was as follows:

	Beginning Balance 12/31/08	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain(Loss)	Total Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09
Investments in Securities – Assets
Mortgaged-Backed Securities	—	$5,020,624	$37,691	$3,034	$93,026	—	$5,154,375
Corporate Bonds & Notes:
Airlines	—	2,378,915	11,298	4,020	341,307	$563,145	3,298,685
Real Estate Asset-Backed Securities	—	(1,376,324)	63,593	875,473	(399,834)	1,123,005	285,913
Asset-Backed Securities	$84,541	(6,612)	6,842	1,274	(27,466)	—	58,579
U.S. Government Agency Securities	74,899	(33,830)	(160)	(255)	(493)	—	40,161
Common Stock: Energy	—	33,637	—	—	(323)	—	33,314
Warrants	—	6,128	—	—	—	—	6,128

Total Investments in Securities – Assets	$159,440	$6,022,538	$119,264	$883,546	$6,217	$1,686,150	$8,877,155

Other Financial Instruments*	$1,024,699	$(1,024,699)	—	—	—	—	—

Total Investments	$1,184,139	$4,997,839	$119,264	$883,546	$6,217	$1,686,150	$8,877,155

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments and other financial instruments, which the Fund held at December 31, 2009, was $130,808. Realized gain (loss) and change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may become subject to excise tax based on the extent of the distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

12.31.09	PCM Fund, Inc. Annual Report	17

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

18	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

1. Organization and Significant Accounting Policies (continued)

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

(k) Interest Expense

Interest expense relates to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

2. Principal Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Fund is exposed to various risks such as, but not limited to, interest rate, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The market values of equity securities, such as common and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

12.31.09	PCM Fund, Inc. Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

2. Principal Risk (continued)

Similar to credit risk, the Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s credit risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers Holdings have been incorporated as net realized gain (loss) on the Statement of Operations of the Fund. The remaining balances due from Lehman Brothers, Inc. are recorded as receivable from broker on the Statement of Assets and Liabilities. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates, as well as the current value of Senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. On September 23, 2009, LBSF returned all cash collateral to the Fund and the Fund paid all outstanding liabilities owed.

20	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of December 31, 2009, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Option Transactions

The Fund purchases and writes (sells) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the

12.31.09	PCM Fund, Inc. Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

3. Financial Derivative Instruments (continued)

possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall

22	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

3. Financial Derivative Instruments (continued)

or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

12.31.09	PCM Fund, Inc. Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

3. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments at December 31, 2009

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at December 31, 2009:

Location	Credit Contracts
Asset Derivatives:
Unrealized appreciation on swaps	$406,163

Liability Derivatives:
Unrealized depreciation on swaps	$(260,952)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2009:

Location	Interest Rate Contracts	Credit Contracts	Total
Realized Gain (Loss) on:
Investments (options purchased)	$(74,550)	—	$(74,550)
Swaps	1,017,814	$(2,719,307)	(1,701,493)

Total Realized Gain (Loss)	$943,264	$(2,719,307)	$(1,776,043)

Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$74,522	—	$74,522
Swaps	(1,024,699)	$2,288,200	1,263,501

Total Net Change in Unrealized Appreciation/Depreciation	$(950,177)	$2,288,200	$1,338,023

4. Investment Manager /Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings), minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the year ended December 31, 2009, were $68,517,004 and $55,167,915, respectively. Purchases and sales in U.S. Government obligations were $27,320,251 and $16,361,271, respectively.

24	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

5. Investments in Securities (continued)

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at December 31, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (3)	Credit Spread(2)*	Termination Date	Payments Received by Fund	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Citigroup:
SLM	$1,000	4.98%	12/20/13	5.00%	$2,586	$(157,500)	$160,086
Credit Suisse First Boston:
ABX Home Equity Index 06-1	436	16.35%	7/25/45	0.18%	(81,454)	(19,607)	(61,847)
Deutsche Bank:
American International Group	2,000	5.68%	3/20/13	2.10%	(199,105)	—	(199,105)
SLM	1,000	4.98%	12/20/13	5.00%	2,586	(122,500)	125,086
SLM	3,000	5.26%	3/20/19	5.35%	21,181	—	21,181
Merrill Lynch & Co.:
SLM	700	4.98%	12/20/13	5.00%	1,810	(98,000)	99,810

					$(252,396)	$(397,607)	$145,211

*	Unaudited.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

12.31.09	PCM Fund, Inc. Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

5. Investments in Securities (continued)

(b) Open reverse repurchase agreements at December 31, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.55%	12/3/09	1/5/10	$980,422	$979,988
	0.55%	12/11/09	1/11/10	922,159	921,863
	0.55%	12/18/09	1/19/10	1,326,621	1,326,338
	0.55%	12/23/09	1/27/10	934,779	934,650
	0.85%	12/3/09	1/5/10	2,513,697	2,511,977
	0.98%	12/11/09	1/13/10	1,269,725	1,269,000
	0.98%	12/21/09	1/19/10	1,833,549	1,833,000
	0.98%	12/22/09	1/14/10	3,201,871	3,201,000
	1.03%	12/3/09	1/6/10	1,924,596	1,923,000
	1.03%	12/4/09	1/7/10	995,797	995,000
Barclays Bank	0.65%	12/4/09	1/7/10	10,152,130	10,147,000
	0.65%	12/21/09	1/19/10	872,173	872,000
	0.75%	12/4/09	1/7/10	780,455	780,000
	0.85%	12/18/09	1/20/10	2,525,835	2,525,000
	0.85%	12/29/09	1/28/10	1,317,093	1,317,000
	0.99%	12/4/09	1/7/10	3,724,851	3,722,000
Credit Susse First Boston	0.55%	12/2/09	1/5/10	1,675,768	1,675,000
	0.55%	12/16/09	1/15/10	1,939,474	1,939,000
Greenwich	0.98%	12/22/09	1/22/10	7,014,913	7,013,000
	0.98%	12/11/09	1/11/10	6,394,668	6,391,000
	1.134%	12/11/09	1/11/10	2,940,944	2,939,000
	1.132%	12/22/09	1/22/10	1,967,619	1,967,000
JPMorgan	0.85%	12/23/09	1/27/10	4,092,870	4,092,000
Morgan Stanley	0.85%	12/30/09	1/28/10	2,088,099	2,088,000
	1.125%	12/7/09	1/5/10	1,188,928	1,188,000
	1.125%	12/21/09	1/20/10	4,138,659	4,137,237

					$68,688,053

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2009 was $53,196,191 at a weighted average interest rate of 1.28%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at December 31, 2009 was $79,801,670.

The Fund received $442,716 in principal value of U.S. government agency securities and $275,000 in principal value of U.S. Treasury Bills as collateral for reverse repurchase agreements outstanding. Collateral received as securities cannot be pledged.

6. Income Tax Information

For the years ended December 31, 2009 and December 31, 2008, the tax character of dividends paid of $11,743,224 and $13,069,472, respectively, were comprised entirely from ordinary income.

At December 31, 2009, the Fund had distributable earnings comprised entirely from ordinary income of $899,801.

For the year ended December 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, paydowns and expiration of capital loss carryforwards. These adjustments were to decrease paid-in-capital in excess of par by $950,027, increase undistributed net investment income by $4,206,903 and increase accumulated net realized losses by $3,256,876.

26	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

6. Income Tax Information (continued)

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended December 31, 2009, the Fund received $1,729,322 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At December 31, 2009, the Fund had a capital loss carryforward of $49,444,230, which will expire as follows and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Amount	Expiration
$1,497,826	2010
5,072,807	2011
3,915,495	2012
21,701,310	2015
915,674	2016
16,341,118	2017

At December 31, 2009, capital loss carryforwards of $950,027 expired.

The cost basis of portfolio securities for federal income tax purposes is $173,926,494. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $7,364,421; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $23,363,548; and net unrealized depreciation for federal income tax purposes is $15,999,127. The difference between book and tax depreciation is primarily attributive to the basis adjustments to “Interest Only” securities held by the fund and differences in the book and tax treatment of a corporate reorganization to which the fund was a party.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005.

12.31.09	PCM Fund, Inc. Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

December 31, 2009

7. Legal Proceedings (continued)

The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

Fund management has evaluated the subsequent events following the year ended December 31, 2009 through February 22, 2010, the date the financial statements were issued. The subsequent events were as follows:

On January 4, 2010, a dividend of $0.07 per share was declared to shareholders payable February 1, 2010 to shareholders of record on January 14, 2010.

On February 1, 2010, a dividend of $0.07 per share was declared to shareholders payable March 1, 2010 to shareholders of record on February 11, 2010.

28	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each year

	Year ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$5.77	$11.28	$11.85	$11.94	$12.49
Investment Operations:
Net investment income	0.81	0.48 (1)	0.80 (1)	0.90 (1)	0.98 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	2.18	(4.84)	(0.48)	0.14	(0.40)
Total from investment operations	2.99	(4.36)	0.32	1.04	0.58
Dividends to Shareholders from Net investment income	(1.03)	(1.15)	(0.89)	(1.13)	(1.13)
Net asset value, end of year	$7.73	$5.77	$11.28	$11.85	$11.94
Market price, end of year	$7.97	$6.13	$10.25	$14.40	$14.03
Total Investment Return (2)	52.01%	(30.79)%	(23.17)%	11.17%	15.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of year (000s)	$88,290	$65,572	$128,092	$134,259	$134,792
Ratio of expenses to average net assets, including interest expense (3)	2.67%	4.22%	4.03%	3.69%	2.77%
Ratio of expenses to average net assets, excluding interest expense	1.71%	1.67%	1.08%	1.03%	1.07%
Ratio of net investment income to average net assets	12.86%	5.24%	6.94%	7.64%	8.00%
Portfolio turnover	57%	23%	17%	21%	8%

(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(3)	Interest expense relates to reverse repurchase agreement transactions.

See Accompanying Notes to Financial Statements	12.31.09	PCM Fund, Inc. Annual Report	29

PCM Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of PCM Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PCM Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

February 22, 2010

30	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Annual Shareholder Meeting Results/Changes to Investment

Policies/Board of Directors Changes (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica — Class III to serve until 2012	10,142,578	385,411
Re-election of Robert E. Connor — Class III to serve until 2012	10,153,049	374,940
Election of Diana L. Taylor** — Class I to serve until 2010	10,163,311	364,677

Messrs. Hans W. Kertess, James A. Jacobson, John C. Maney*, William B. Ogden IV and R. Peter Sullivan III continue to serve as Directors of the Fund.

*	Mr. Maney is an interested Director of the Fund.
**	Resigned from the Board of Directors on September 10, 2009.

Changes to Investment Policies:

Commercial mortgage-backed securities. Effective April 6, 2009, the Fund’s non-fundamental investment policy regarding its minimum investment in commercial mortgage-backed securities (“CMBS”) has been revised such that the Fund’s policy is now to normally invest at least 50% of its total assets in CMBS (rather than a minimum of 65% as under the prior policy). The Board of Directors approved the change based on a recommendation from the Investment Manager and the Fund’s sub-adviser that this change is in the best interests of the Fund and the Fund’s shareholders. In light of the ongoing adverse market conditions, the reduction in the Fund’s minimum investment in CMBS allows the Fund additional flexibility to invest a greater portion of its portfolio in other asset classes, including high-quality securities such as agency-guaranteed mortgage-backed securities and potentially investment-grade corporate debt securities.

Preferred Stock and Convertible Securities: Conversion to Common Stock. The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies are revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stocks may represent up to 20% of the Fund’s total assets. The Board of Directors formally approved of this policy based on a recommendation from the Investment Manager and the Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. The Sub-Adviser believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably.

The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its

12.31.09	PCM Fund, Inc. Annual Report	31

PCM Fund, Inc. Annual Shareholder Meeting Results/Changes to Investment

Policies/Board of Directors Changes (unaudited)

bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

Below Investment Grade Securities: Effective December 15, 2009, the Fund changed its investment policy regarding the extent to which it may invest in securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc., below BBB by either Standard & Poor’s or Fitch, Inc., or unrated but judged by the Sub-Adviser to be of comparable quality). The policy of the Fund limiting its investments in below investment grade securities was rescinded such that the Fund may now invest without limit in securities that are, at the time of purchase, rated below investment grade or unrated but judged by the Sub-Adviser to be of comparable quality, and may invest without limit in securities of any rating. Previously, the Fund could invest up to 35% of its total assets in below investment grade securities and could not invest in securities below B-.

Board of Directors Changes:

On September 10, 2009, Diana L. Taylor resigned as a Director of the Fund.

On December 14, 2009, James A. Jacobson joined the Board of Directors.

32	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about your accounts to a non-affiliated third party with your consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

12.31.09	PCM Fund, Inc. Annual Report	33

PCM Fund, Inc. Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

34	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each Director is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Director since: 2008

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor

Date of Birth: 9/17/34

Director since: 2008

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson

Date of Birth: 2/3/45

Director since: 2009

Term of office: Expected to stand for election at 2010 annual meeting of shareholders.

Trustee/Director of 44 funds in Fund Complex

Trustee/Director of 16 Alpine Mutual Funds

Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney†

Date of Birth: 8/3/59

Director since 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 78 Funds in fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

12.31.09	PCM Fund, Inc. Annual Report	35

PCM Fund, Inc. Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III

Date of Birth: 9/4/41

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Further information about certain of the Fund’s Directors is available in the Fund’s Statement of Additional Information, dated February 17, 1994, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 254-5197.

36	PCM Fund, Inc. Annual Report	12.31.09

PCM Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

12.31.09	PCM Fund, Inc. Annual Report	37

Board of Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Robert E. Connor
James A. Jacobson	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer
John C. Maney
William B. Ogden, IV	Scott Whisten Assistant Treasurer
R. Peter Sullivan III
Richard J. Cochran Assistant Treasurer
Youse E. Guia Chief Compliance Officer
Kathleen A. Chapman Assistant Secretary
Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2797

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of the PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

12.31.09	PCM Fund, Inc. Annual Report

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2008 and $50,000 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2008 and $0 in 2009. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $4,935 in 2008 and $15,425 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PCM Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $1,065,434 and the 2009 Reporting Period was $2,078,875.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PCM FUND, INC.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Fund’s current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Fund with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Fund’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Fund’s sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by- case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 5, 2010, the following individual has primary responsibility for the day-to-day implementation of the PCM Fund, Inc.

Dan Ivascyn

Mr. Ivascyn has been the portfolio manager since October 2002. Mr. Ivascyn is a managing director and portfolio manager of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 18 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of December 31, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Dan Ivascyn	PCM	6	3,178.92	8	4,950.12	*	12	24,274.43

*	Of these other Pooled Investment Vehicles, 3 accounts totaling $1,368.25 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)(3)

As of December 31, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of December 31, 2009.

PCM Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan Ivascyn	$500,001 - $1,000,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: March 5, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: March 5, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 5, 2010